UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 05, 2026

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-41871	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3545 Factoria Blvd SE Sterling Plaza 2 3rd Floor
Bellevue, Washington		98006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 5, 2026, the shareholders of the Company: (1) elected each of the nine director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; and (3) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)
Election of the following nine directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Voted For	Voted Against	Abstain	Broker Non-Votes
Glenn M. Alger	110,748,649	655,513	78,129	11,018,734
Robert P. Carlile	110,442,206	957,041	83,044	11,018,734
James M. DuBois	110,721,929	673,103	87,259	11,018,734
Mark A. Emmert	103,790,774	7,551,913	139,604	11,018,734
Diane H. Gulyas	108,038,928	3,244,198	199,165	11,018,734
Brandon S. Pedersen	110,215,539	1,126,357	140,395	11,018,734
Liane J. Pelletier	100,683,902	10,717,519	80,870	11,018,734
Olivia D. Polius	111,268,420	95,828	118,043	11,018,734
Daniel R. Wall	110,643,032	695,342	143,917	11,018,734

(2)
Advisory vote to approve Named Executive Officer compensation:

Voted For	Voted Against	Abstain	Broker Non-Votes
103,651,265	7,487,591	343,435	11,018,734

(3)
Ratification of independent registered public accounting firm for the year ending December 31, 2026:

Voted For	Voted Against	Abstain	Broker Non-Votes
110,799,170	8,370,398	3,331,457	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	May 6, 2026	By:	/S/ David A. Hackett
David A. Hackett, Senior Vice President and Chief Financial Officer